UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2007 (October 19, 2007)

GOLDLEAF FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Tennessee (State or other jurisdiction of incorporation)	000-25959 (Commission File Number)	62-1453841 (IRS Employer Identification No.)

9020 Overlook Boulevard, Third Floor, Brentwood, Tennessee 37027
(Address of principal executive offices)

615-221-8400
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 19, 2007, David Glenn notified Goldleaf Financial Solutions, Inc. (the “Company”) of his intention to resign from its Board of Directors, effective as of December 15, 2007. A copy of the press release announcing Mr. Glenn’s resignation is attached as Exhibit 99.1 to this current report and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit
99.1	Press Release dated October 24, 2007.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLDLEAF FINANCIAL SOLUTIONS, INC.

		By:	/s/ John R. Polchin
		Name:	John R. Polchin
		Title:	Chief Financial Officer

Date:	October 25, 2007